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                                                                      Exhibit 32

                                 CERTIFICATIONS

         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS
(a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the "Company"), hereby certifies that:

         The Quarterly Report on Form 10-Q for the three months ended September 30, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 11/14/03                     /s/ Louis J. Cappelli
                                    -------------------------------------------
                                    Name:  Louis J. Cappelli
                                    Title: Chairman and Chief Executive Officer

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Sterling Bancorp, a New York corporation (the "Company"), hereby certifies that:

         The Quarterly Report on Form 10-Q for the three months ended June 30, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 11/14/03                      /s/ John W. Tietjen
                                     -------------------------------------------
                                     Name:  John W. Tietjen
                                     Title: Executive Vice President,
                                     Treasurer and Chief Financial Officer

         The foregoing certifications are being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and are not being filed as part of the Report or as a separate disclosure document.

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